UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2017

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122
(Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2017, the Company entered into separate employment agreements (each an “employment agreement”) with Stuart A. Tanz, the Company’s Chief Executive Officer, Richard K. Schoebel, the Company’s Chief Operating Officer, and Michael B. Haines, the Company’s Chief Financial Officer.

Stuart A. Tanz

Mr. Tanz’s employment agreement, which became effective as of March 21, 2017 and has an initial term scheduled to expire on March 21, 2021, provides that he will serve as the Company’s Chief Executive Officer and President for an initial term of four years, with automatic renewal for additional one-year terms unless the Company gives prior written notice of non-renewal at least six months prior to the end of the then current term.  Pursuant to the employment agreement, Mr. Tanz is entitled to an annual base salary of $850,000, subject to annual review and upward adjustment, and an annual bonus between 0% and 175% of his then annual base salary, as determined in the sole discretion of the Company’s board of directors and based on Mr. Tanz’s performance and the performance of the Company.  Mr. Tanz is entitled to participate in all of the Company’s employee benefit plans and programs or other welfare benefit programs as made generally available to other senior executives.  Mr. Tanz is also entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $1,500 per month.

Mr. Tanz’s employment agreement provides that if his employment is terminated (i) by the Company without cause, (ii) by Mr. Tanz for good reason, (iii) upon non-renewal of the employment term by the Company, or (iv) by reason of Mr. Tanz’s death or disability, (and provided Mr. Tanz executes and delivers a general release of claims in favor of the Company) he will be entitled to receive (A) a lump sum payment equal to (i) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, and (ii) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Tanz’s then annual salary), and (B) continuing medical and dental benefits for 24 months under the Company’s health plans and programs applicable to senior executives as he would have received in the absence of such termination.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  Mr. Tanz’s employment agreement also provides that if his employment is terminated by the Company without cause or by Mr. Tanz for good reason within the 12 month period following a change in control, he will be entitled to receive a lump sum payment equal to the benefits listed above, except that he will receive three times annual salary and three times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to three times 50% of Mr. Tanz’s then annual salary). To the extent that any of the foregoing payments so made constitutes an “excess parachute payment” under certain tax laws, rules and regulations, the Company will pay to Mr. Tanz (i) in full as provided above or (ii) in such lesser amount as would result in no portion of any payments or benefits being subject to the excise tax under the tax code, whichever of the foregoing options (i) or (ii) results in the Mr. Tanz’s receipt, on an after-tax basis, of the greater amount of payments and benefits.

Mr. Tanz has also agreed that he will not (i) compete with the Company; (ii) solicit the Company’s employees, agents or independent contractors; or (iii) solicit or intentionally interfere with the Company’s customer or client relationships for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Tanz ceases to be an employee of the Company and the Company’s affiliates.  His employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

Richard K. Schoebel

Mr. Schoebel’s employment agreement, which became effective as of March 21, 2017 and has an initial term scheduled to expire March 21, 2021, provides that he will serve as the Company’s Chief Operating Officer for an initial term of four years, with automatic renewal for additional one-year terms unless the Company gives prior written notice of non-renewal at least six months prior to the end of the then current term.  Pursuant to the employment agreement, Mr. Schoebel is entitled to a base salary of $390,000, subject to review and upward adjustment, and an annual bonus between 0% and 125% of his then annual base salary, as determined in the sole discretion of the Company’s board of directors and based on Mr. Schoebel’s performance and the performance of the Company.  Mr. Schoebel is also entitled to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other senior executives.  Mr. Schoebel is also entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $1,500 per month.

Mr. Schoebel’s employment agreement provides that if Mr. Schoebel’s employment is terminated by reason of his death or disability, he will be entitled to receive (i) a lump sum payment equal to, (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, and (B) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Schoebel’s then annual salary), and (ii) continuing medical and dental benefits for 12 months under the Company’s health plans and programs applicable to senior executives as he would have received in the absence of such termination.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  Additionally, if Mr. Schoebel’s employment is terminated (A) by the Company without cause, (B) by Mr. Schoebel for good reason, (C) upon non-renewal of the employment term by the Company, or (D) by the Company without cause or by Mr. Schoebel for good reason within the 12-month period following a change in control, (and provided Mr. Schoebel executes and delivers a general release of claims in favor of the Company) he will be entitled to receive (i) a lump sum payment equal to (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, and (B) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr. Schoebel’s then annual salary), and (ii) continuing medical and dental benefits for 18 months under the Company’s health plans and programs applicable to senior executives as he would have received in the absence of such termination.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms. To the extent that any of the foregoing payments so made constitutes an “excess parachute payment” under certain tax laws, rules and regulations, the Company will pay to Mr. Schoebel (i) in full as provided above or (ii) in such lesser amount as would result in no portion of any payments or benefits being subject to the excise tax under the tax code, whichever of the foregoing options (i) or (ii) results in the Mr. Schoebel’s receipt, on an after-tax basis, of the greater amount of payments and benefits.

Mr. Schoebel has also agreed that he will not, for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Schoebel ceases to be an employee of the Company and the Company’s affiliates, (i) compete with the Company, (ii) solicit the Company’s employees, agents or independent contractors, or (iii) solicit or intentionally interfere with the Company’s customer or client relationships.  Mr. Schoebel’s employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

Michael B. Haines

Mr. Haines’s employment agreement, which became effective as of March 21, 2017 and has an initial term scheduled to expire on March 21, 2021, provides that he will serve as the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary for an initial term of four years, with automatic renewal for additional one-year terms unless the Company gives prior written notice of non-renewal at least six months prior to the end of the then current term.  Pursuant to the employment agreement, Mr. Haines is entitled to a base salary of $331,000, subject to review and upward adjustment, and an annual bonus between 0% and 125% of his then annual base salary, as determined in the sole discretion of the Company’s board of directors and based on Mr. Haines’ performance and the performance of the Company.  Mr. Haines is also entitled to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other senior executives.  Mr. Haines is entitled to (i) reimbursement for reasonable business expenses; and (ii) an automobile allowance of $750 per month.

Mr. Haines’ employment agreement provides that if Mr. Haines’ employment is terminated by reason of his death or disability, he will be entitled to receive (i) a lump sum payment equal to (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, and (B) (x) his annual salary and (y) an amount equal to the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to one times 50% of Mr. Haines’ then annual salary), and (ii) continuing medical and dental benefits for 12 months under the Company’s health plans and programs applicable to senior executives as he would have received in the absence of such termination.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms.  Additionally, if Mr. Haines’ employment is terminated (A) by the Company without cause, (B) by Mr. Haines for good reason, (C) upon non-renewal of the employment term by the Company, or (D) by the Company without cause or by Mr. Haines for good reason within the 12-month period following a change in control, (and provided Mr. Haines executes and delivers a general release of claims in favor of the Company) he will be entitled to receive (i) a lump sum payment equal to (A) annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, and (B) (x) two times annual salary and (y) two times the average of the annual bonuses awarded for the last two years immediately preceding the year of termination (if no annual bonus was awarded for the year (or two years) preceding the year of termination, a minimum bonus equal to two times 50% of Mr.  Haines’ then annual salary), and (ii) continuing medical and dental benefits for 18 months under the Company’s health plans and programs applicable to senior executives as he would have received in the absence of such termination.  In addition to the foregoing, all outstanding unvested equity-based incentives and awards will vest and become free from restrictions and be exercisable in accordance with their terms. To the extent that any of the foregoing payments so made constitutes an “excess parachute payment” under certain tax laws, rules and regulations, the Company will pay to Mr. Haines (i) in full as provided above or (ii) in such lesser amount as would result in no portion of any payments or benefits being subject to the excise tax under the tax code, whichever of the foregoing options (i) or (ii) results in the Mr. Haines’ receipt, on an after-tax basis, of the greater amount of payments and benefits.

Mr. Haines has also agreed that he will not, for the period commencing on the date of the agreement and ending one year following the date upon which Mr. Haines ceases to be an employee of the Company and the Company’s affiliates, (i) compete with the Company, (ii) solicit the Company’s employees, agents or independent contractors, or (iii) solicit or intentionally interfere with the Company’s customer or client relationships.  Mr. Haines’ employment agreement also contains customary provisions relating to confidentiality and mutual non-disparagement.

Copies of the employment agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and the descriptions of the material terms of the employment agreements in this Item 5.02 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 21, 2017, by and between the Company and Stuart A. Tanz.

10.2	Employment Agreement, dated as of March 21, 2017, by and between the Company and Richard K. Schoebel.

10.3	Employment Agreement, dated as of March 21, 2017, by and between the Company and Michael B. Haines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: March 24, 2017	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer